Exhibit 10.21

TERMINATION OF THE
SHAREHOLDERS’ AGREEMENT

THIS AGREEMENT made as of the __th day of May, 2004.

BETWEEN:

876498 ALBERTA LTD.

(hereinafter referred to as “ Arnold ”)

OF THE FIRST PART

AND:

SIEG BADKE

(hereinafter referred to as “Badke”)

OF THE SECOND PART

AND:

MICAHEL FITZGERALD

(hereinafter referred to as “Fitzgerald”)

OF THE THIRD PART

AND:

DORAL EZ INVESTMENTS INC.

(hereinafter referred to as “Zecha”)

OF THE FOURTH PART

AND:

PURE PLAY MEDIA HOLDINGS, INC.

(hereinafter referred to as the “Corporation”)

OF THE FIFTH PART

WHEREAS:

A.                    The parties and Stellar Media Corp., a former party, executed a shareholders’ agreement (the “Shareholders’ Agreement”) dated September 18, 2002 ;

B.                     The Corporation and Stellar Media Corp. entered into a share redemption agreement on August 15, 2003, whereby Stellar Media Corp. desired to sever its relationship with the Corporation as shareholder and Brent Hahn, a shareholder in Stellar Media Corp., as an officer and director of the Corporation by transferring all one thousand six hundred (1,600) shares of common stock of the Corporation held by Stellar Media Corp. to the Corporation and the Corporation agreed to redeem such shares for a redemption price of $60,000.00.  Due to this redemption of such shares held by Stellar Media Corp. by the Corporation, Stellar Media Corp. was no longer a shareholder of the Corporation or a party to the Shareholders' Agreement;

C.                    The parties wish to terminate the Shareholders’ Agreement on the terms and conditions of this Agreement.

THIS AGREEMENT WITNESSES THAT in consideration of the premises, mutual covenants, agreements, representations and warranties contained herein, the parties hereto covenant and agree as follows:

1.         Effective August 21, 2003 , the Shareholders’ Agreement is hereby terminated and the terms and conditions contained therein are of no further force or effect.

2.         This Agreement may be executed in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original (and each signed copy sent by electronic facsimile transmission shall be deemed to be an original) and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

876498 ALBERTA LTD.
                                                            per:

                                                            /s/ Richard Arnold
                                                            Richard Arnold, President

                                                            Witness

SIEG BADKE
                                                            Per:
                                                            /s/ Sieg Badke
                                                            Sieg Badke

                                                            Witness

MICHAEL FITZGERALD

                                                            Per:
                                                            /s/ Michael Fitzgerald
                                                            Michael Fitzgerald

                                                            Witness

DORAL EZ INVESTMENTS INC.
                                                            per:

                                                            /s/ Erwin Zecha
                                                            Erwin Zecha, President

                                                            Witness

PURE PLAY MEDIA HOLDINGS, INC.
                                                            per:

                                                            /s/ Sieg Badke
                                                            Authorized Signatory

                                                            Witness